UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska             68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 9/30/14

ITEM 1.  REPORTS TO SHAREHOLDERS.

Empiric 2500 Fund

Annual Report September 30, 2014

This report is for the shareholders of the Empiric 2500 Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus.

Fellow Shareholders,

The NAV of the Fund’s Class “A” shares for the period ending September 30th was $35.83 per share. Cumulative and annualized returns follow.

	Class A	Class A		S&P 500	Russell
Cumulative Returns	(No Sales	(Max 5.75%		Index	2500
Ended 09.30.2014	Charges)	Charge	Class C	Indices[1]	Index
Last 3 Years	72.67%	62.73%	68.81%	86.05%	85.19%
Last 5 Years	56.80%	47.78%	50.98%	107.30%	109.90%
Last 10 Years	93.45%	82.36%	—	188.04%	146.77%
Since Inception (A)	457.85%	425.77%	—	374.93%	516.02%
Since Inception (C)	—	—	49.62%	99.49%	110.54%

Annualized Returns

Last 3 Years	19.97%	17.62%	19.07%	22.99%	22.80%
Last 5 Years	9.41%	8.12%	8.59%	15.70%	15.99%
Last 10 Years	6.82%	6.19%	—	8.11%	9.45%
Since Inception (A)	9.52%	9.52%	—	8.61%	10.09%
Since Inception (C)	—	—	5.49%	7.99%	8.64%

Short-term Returns

Last 3 months	-1.86%	-7.51%		1.13%	-5.35%
Last 6 months	1.70%	-4.15%		6.42%	-1.97%
Last 12 months	16.02%	9.36%	15.12%	19.73%	8.97%
Gross Expense Ratio		—		—

[1]	Prior to 09/30/2013, the Benchmark Index is the S&P 500. For complete periods after 09/30/2013, the Benchmark Index is the Russell 2500. Periods that straddle 09/30/2013 use blended returns of both indices, the S&P 500 prior to 09/30/2013, and the Russell 2500 thereafter. Performance data quoted represents past performance which does not guarantee future results. Investment returns and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. To obtain performance to the most recent month-end, please call 1.800.880.0324, or visit our website at www.EmpiricFunds.com. Class C shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00% for shares purchased prior to November 1, 2013. Performance data shown with Max 5.75% charge does reflect the maximum sales charge. Performance data shown with no sales charges does not reflect current maximum sales charge. Had the sales charges been included, the Fund’s returns would have been lower.

Over the last year, the Empiric 2500 Fund returned 16.02%, while the S&P 500 and Russell 2500 indices returned 19.73% and 8.97% respectively. You may recall from our last annual letter that the Empiric 2500 fund rebenchmarked to the Russell 2500 index as of 9/30/2013 to better reflect the Fund’s ongoing investment universe of small and mid-sized companies.

Little has changed since our last quarterly report, and we see few reasons for market conditions to change in the next six to 12 months, or even longer.

The bull market continues, and even short-term drops have been corrected quickly. Corporations have strong balance sheets and record earnings. The Federal Reserve has given every indication that it will continue to support the economy with low interest rates as long as inflation remains modest. Even the raging conflicts around the world have not seemed to affect most investors, as the prices of key commodities, such as oil and gas, do not seem to be carrying high risk premiums despite conflicts in the Middle East and Ukraine.

1

From the perspective of Empiric Advisors, long-term equities continue to look more appealing than other investable assets – even at current valuations. Equities are most likely to profit from rising GDP, employment growth, greater consumer and business confidence, and (likely) temperate price growth.

The Fed

For decades, the Federal Reserve’s policies have been critical to economic growth – and economic disaster – in the U.S. (Although as an aside, the gold standard probably provided lower inflation and more discipline in government spending.) In the recovery from the most recent financial crisis, the Fed’s role expanded in unprecedented ways. The Fed is driving the bus.

As long as the economy looks like it could benefit from a boost, and as long as inflation is not troublesome, we think the Fed will keep its accommodative, “easy money” policies.

We would not expect to see the Fed significantly tighten its program unless inflation surpasses 3% or more – and that is likely to be a year away at least. Note that the Fed uses the Core Personal Consumption Expenditures Index for inflation. In October, it was up only 1.4% year over year. The last time the monthly inflation rate exceeded 3% was in the fall of 2011, and the time before that was in December 2008. No, inflation has not been a problem in a very long time.

Yet, we do not expect the Fed to make dramatic moves to aid the economy, either. The economic recovery has been disappointing in many respects, but it has been a recovery. So the combination of a cautious yet accommodative Fed tell us that we are looking at modest stock gains for the foreseeable future.

Sources of Volatility

While we are projecting a relatively calm period, this does not mean that the market will be without its ups and downs. History shows that 10% market corrections are fairly common events, and they often happen without any warning or obvious cause. We would find no alarm in a 10% correction. Market corrections beyond 10% are usually driven by adverse economic events, including Federal Reserve tightening.

What would upset the market? First, a major jump in Fed interest rates, though, as we noted, that seems unlikely, given modest inflation.

Second, the world’s economy could falter. To be sure, there are some negative signs. For example, Bloomberg recently reported that global debt stands at $100 trillion, or nearly twice that of global equity valuation. This is not a healthy situation.

However, we would argue that this means that central banks and governments realize they cannot afford to not have growth. Economic growth is the only thing that will reduce the problem – and that’s why central banks will be very reluctant to push up rates, even though they often talk about doing so. The abnormally historic low rates worldwide will temper any downward market cycles, shortening their duration and making them less extreme.

Then there are global politics, which are messy right now. That could have serious economic effects if worst-case scenarios occur. But the fighting across the globe, while harmful in many ways, does not seem to be leading to huge economic problems. Even the economic sanctions recently imposed on Russia by the U.S. and the retaliatory ones by Russia are very minor in macroeconomic terms because the U.S. and Russia engage in little trade.

In fact, it could be argued that, just like the debt overhang, the current political problems are actually a factor in governments deciding to keep interest rates low. The more the political world is unsettled, the more the Fed and other central banks feel that they have to do whatever they can to keep economies growing. Economic growth is the only solution for deeply wounded major economies, such as Spain and Italy.

2

Here’s one more possible storm cloud that some investors have noticed: Mergers and acquisition activity is picking up steam. To some, this might suggest another bubble is starting to develop. Thomson Reuters reported that M&A activity was up 75% in the first half of 2014, as compared to the same period in 2013, and it has reached its highest levels since 2007. But the prices being paid (in terms of earnings per share or the buyers’ premium over the stock price at the time of offer) are not out of line with historic norms. We don’t see a bubble at this time.

In summation, nothing terribly dramatic is occurring. U.S. corporations are extremely profitable, and they have huge amounts of cash on hand. The Fed will be cautious about pulling the plug on its accommodative policy. Economic and political leaders around the world recognize that they need to support growth.

In this environment, we will do what we have done in the past. We will continue to buy fairly valued, high-quality companies. We will look for companies with technological or strategic “moats” that give them an edge in any market cycle. And if we see the markings of a major downturn – noting in the same breath how difficult it is to foresee a major downturn -- we will protect shareholder’s assets by moving quickly into more cash holdings.

Thank you for your confidence in our investment strategy and process.

Respectfully submitted,

Mark A. Coffelt, CFA Co-Portfolio Manager Empiric Advisors, Inc.	Loren M. Coffelt Co-Portfolio Manager Empiric Advisors, Inc.

For updated investment performance, please visit www.EmpiricFunds.com. Additionally, shareholders with comments, questions or inputs may contact either one of us at 800.880.0324.

Must be preceded or accompanied by a prospectus.

Opinions expressed in this letter are those of the portfolio managers, are subject to change and are not guaranteed.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance. Options held may be illiquid and the fund manager may have difficulty closing out a position. The fund regularly makes short sales of securities which involve additional risk, including the possibility that losses may exceed the original amount invested. However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund.

The S&P 500 Index is a broad based unmanaged index of the largest 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 2500 is an unmanaged index of small and mid-cap common stocks comprised of the smallest 2500 stocks of the Russell 3000 index of stocks. You cannot invest directly in an index.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. Earnings per share is calculated by taking the total earnings divided by the number of shares outstanding. A correlation coefficient is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.

The Empiric Funds are distributed by Gemini Fund Services, LLC.

4496-NLD-12/5/2014

3

Empiric 2500 Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2014

The Fund’s performance figures* for the years ended September 30, 2014, compared to its benchmark:

	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Empiric 2500 Fund Class A	16.02%	19.97%	9.41%	6.82%
Empiric 2500 Fund Class A with Load (a)	9.36%	17.62%	8.12%	6.19%
Russell 2500 Total Return Index (b)	8.97%	22.80%	15.99%	9.45%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Total returns are calculated using the traded NAV on September 30, 2014. The Advisor and the Fund have entered into an Expense Limitation Agreement under which the Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, 12B-1 fees, acquired fund fees and expenses, and extraordinary expenses, do not exceed 1.73% for Class A, of the Fund’s average daily net assets through January 31, 2016. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424.

(a)	Class A shares are subject to a maximum sales load of 5.75%, which decreases depending on the amount invested.

(b)	The Russell 2500 Total Return Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

Comparison of the Change in Value of a $10,000 Investment

4

Empiric 2500 Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2014

The Fund’s performance figures* for the periods ended September 30, 2014, compared to its benchmark:

	1 Year Return	3 Year Return	5 Year Return	Since Inception **
Empiric 2500 Fund Class C	15.12%	19.07%	8.59%	4.59%
Russell 2500 Total Return Index (a)	8.97%	22.80%	15.99%	8.64%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Total returns are calculated using the traded NAV on September 30, 2014. The Advisor and the Fund have entered into an Expense Limitation Agreement under which the Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, 12B-1 fees, acquired fund fees and expenses, and extraordinary expenses, do not exceed 1.73% for Class C, of the Fund’s average daily net assets through January 31, 2016. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424.

**	Inception Date is 10/7/2005

(a)	The Russell 2500 Total Return Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

Comparison of the Change in Value of a $10,000 Investment

5

Empiric 2500 Fund
Portfolio Weightings (Unaudited)
September 30, 2014

The percentages in the above chart are based on the portfolio holdings as a percentage of net assets of the Fund as of September 30, 2014 and are subject to change.

6

Empiric 2500 Fund

SCHEDULE OF INVESTMENTS

September 30, 2014

Shares		Value
	COMMON STOCKS - 100.1%
	AUTO PARTS & EQUIPMENT - 0.7%
13,000	Dana Holding Corp.	$249,210

	COMMERCIAL SERVICES - 8.8%
3,600	Chemed Corp.	370,440
12,400	Deluxe Corp.	683,984
17,200	DeVry Education Group, Inc.	736,332
10,000	Medifast, Inc. *	328,300
12,500	Strayer Education, Inc. *	748,500
5,000	Team Health Holdings, Inc. *	289,950
		3,157,506
	COMPUTERS - 9.3%
179,400	Brocade Communications Systems, Inc.	1,950,078
15,100	Lexmark International, Inc. Cl. A	641,750
16,880	Science Applications International Corp.	746,602
		3,338,430
	DIVERSIFIED FINANCIAL SERVICES - 2.0%
13,800	Lazard Ltd. - Cl. A	699,660

	ELECTRIC - 1.9%
14,300	NRG Yield, Inc. - Cl. A	672,815

	ELECTRONICS - 4.0%
68,800	Sanmina Corp. *	1,435,168

	ENERGY-ALTERNATE SOURCES - 5.0%
8,400	Green Plains, Inc.	314,076
44,300	Pacific Ethanol, Inc. *	618,428
11,531	REX American Resources Corp. *	840,379
		1,772,883
	ENGINEERING & CONSTRUCTION - 1.9%
19,900	Argan, Inc.	664,262

	ENTERTAINMENT - 2.5%
10,600	Eros International PLC *	154,866
11,500	Marriott Vacations Worldwide Corp. *	729,215
		884,081
	FOOD - 8.9%
54,400	Pilgrim’s Pride Corp. *	1,662,464
17,300	Sanderson Farms, Inc.	1,521,535
		3,183,999
	HEALTHCARE-SERVICES - 13.3%
24,800	Centene Corp. *	2,051,208
43,200	Health Net, Inc. *	1,991,952
19,400	HealthSouth Corp.	715,860
		4,759,020
	HOME FURNISHINGS - 1.6%
10,000	Tempur Sealy International, Inc. *	561,700

See accompanying notes to financial statements.

7

Empiric 2500 Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2014

Shares		Value
	INSURANCE - 18.2%
40,700	Aspen Insurance Holdings Ltd.	$1,740,739
29,200	Federated National Holding Co.	820,228
15,400	PartnerRe Ltd.	1,692,306
3,000	Reinsurance Group of America, Inc.	240,390
7,400	RenaissanceRe Holdings Ltd.	739,926
31,000	Symetra Financial Corp.	723,230
35,998	United Insurance Holdings Corp.	539,970
		6,496,789
	MACHINERY-CONSTRUCTION & MINING - 1.6%
10,300	Joy Global, Inc.	561,762

	MACHINERY-DIVERSIFIED - 2.0%
9,900	Zebra Technologies Corp. *	702,603

	MEDIA - 1.9%
32,800	Dex Media, Inc. *	313,568
6,300	John Wiley & Sons, Inc. Cl. A	353,493
		667,061
	OFFICE/BUSINESS EQUIPMENT - 4.3%
62,100	Pitney Bowes, Inc.	1,551,879

	OIL & GAS - 1.0%
6,800	Murphy USA, Inc. *	360,808

	PHARMACEUTICALS - 0.9%
8,900	Anika Therapeutics, Inc. *	326,274

	RETAIL - 3.2%
16,300	Big Lots, Inc.	701,715
5,744	Build-A-Bear Workshop, Inc. *	75,132
3,300	Dillard’s, Inc. Cl A	359,634
		1,136,481
	SEMICONDUCTORS - 4.0%
69,300	Cirrus Logic, Inc. *	1,444,905

	SOFTWARE - 2.0%
32,000	Take-Two Interactive Software, Inc. *	738,240

	TRUCKING & LEASING - 1.1%
5,300	Greenbrier Cos, Inc.	388,914

	TOTAL COMMON STOCKS (Cost $36,105,149)	35,754,450

	SHORT-TERM INVESTMENT - 0.1%
26,759	Fidelity Institutional Money Market Portfolio - Institutional Class, 0.08%**	26,759
	TOTAL SHORT-TERM INVESTMENT (Cost $26,759)

	TOTAL INVESTMENTS IN SECURITIES - 100.2% (Cost $36,131,907) (a)	$35,781,209
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2) %	(79,004)
	TOTAL NET ASSETS - 100.0%	$35,702,205

*	Non-Income producing security.

**	Interest rate reflects seven-day effective yield on September 30, 2014

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $36,241,440 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,551,197
Unrealized depreciation	(2,011,428)
Net unrealized depreciation	$(460,231)

See accompanying notes to financial statements.

8

Empiric 2500 Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2014

ASSETS
Investment securities:
At cost	$36,131,907
At value	$35,781,209
Dividends and interest receivable	24,841
Prepaid expenses and other assets	6,409
TOTAL ASSETS	35,812,459

LIABILITIES
Payable for Fund shares repurchased	13,230
Distribution (12b-1) fees payable	33,818
Investment advisory fees payable	32,425
Fees payable to other affiliates	8,734
Accrued expenses and other liabilities	22,047
TOTAL LIABILITIES	110,254
NET ASSETS	$35,702,205
Composition of Net Assets:
Paid in capital	$32,054,194
Undistributed net investment income	1,500
Accumulated net realized gain from security transactions	3,997,209
Net unrealized depreciation on investments	(350,698)
NET ASSETS	$35,702,205

Net Asset Value Per Share:
Class A Shares:
Net Assets	$33,538,683
Shares of beneficial interest outstanding (a)	936,136
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$35.83
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$38.02

Class C Shares:
Net Assets	$2,163,522
Shares of beneficial interest outstanding (a)	64,386
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$33.60

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

9

Empiric 2500 Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2014

INVESTMENT INCOME
Dividends	$391,627
Interest	322
TOTAL INVESTMENT INCOME	391,949

EXPENSES
Investment advisory fees	376,849
Distribution (12b-1) fees:
Class A	88,114
Class C	24,392
Administration fees	54,650
MFund service fees	42,658
Professional fees	29,119
Printing and postage expenses	20,719
Non 12b-1 shareholder servicing fees	14,752
Compliance officer fees	11,698
Registration fees	7,001
Custodian fees	5,731
Transfer agent fees	4,340
Trustees fees and expenses	2,912
Insurance expense	2,318
Other expenses	3,385
TOTAL EXPENSES	688,638

NET INVESTMENT LOSS	(296,689)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments	7,703,110
Net change in unrealized depreciation on investments	(1,841,139)

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	5,861,971

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,565,282

See accompanying notes to financial statements.

10

Empiric 2500 Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
FROM OPERATIONS
Net investment loss	$(296,689)	$(133,241)
Net realized gain from investments	7,703,110	7,494,608
Net change in unrealized depreciation on investments	(1,841,139)	(357,074)
Net increase in net assets resulting from operations	5,565,282	7,004,293

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(3,441,212)	—
Class C	(260,569)	—
Net decrease in net assets from distributions to shareholders	(3,701,781)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,753,246	2,477,117
Class C	117,827	72,138
Net asset value of shares issued in reinvestment of distributions:
Class A	3,377,868	—
Class C	220,090	—
Payments for shares redeemed:
Class A	(7,075,756)	(8,211,729)
Class C	(603,749)	(344,263)
Net decrease in net assets from shares of beneficial interest	(1,210,474)	(6,006,737)

TOTAL INCREASE IN NET ASSETS	653,027	997,556

NET ASSETS
Beginning of Year	35,049,178	34,051,622
End of Year *	$35,702,205	$35,049,178
* Includes undistributed net investment income of:	$1,500	$—

See accompanying notes to financial statements.

11

Empiric 2500 Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
SHARE ACTIVITY
Class A:
Shares Sold	77,374	81,627
Shares Reinvested	97,824	—
Shares Redeemed	(198,087)	(272,147)
Net decrease in shares of beneficial interest outstanding	(22,889)	(190,520)

Class C:
Shares Sold	3,523	2,573
Shares Reinvested	6,755	—
Shares Redeemed	(18,002)	(12,553)
Net decrease in shares of beneficial interest outstanding	(7,724)	(9,980)

See accompanying notes to financial statements.

12

Empiric 2500 Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class A

	Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended	Ended
	September 30, 2014		September 30, 2013		September 30, 2012		September 30, 2011	September 30, 2010
Net asset value, beginning of year	$34.11		$27.73		$22.92		$24.14	$25.24

Activity from investment operations:
Net investment loss	(0.26	) (1)	(0.10	) (1)	(0.20)		(0.30)	(0.26)
Net realized and unrealized gain (loss) on investments	5.59		6.48		5.01		(0.92)	(0.84)
Total from investment operations	5.33		6.38		4.81		(1.22)	(1.10)
Less distributions from:
Net realized gains	(3.61)		—		—		—	—
Total distributions	(3.61)		—		—		—	—
Net asset value, end of year	$35.83		$34.11		$27.73		$22.92	$24.14

Total return (2)	16.02%		23.0	% (3)	21.0	% (4)	(5.1)%	(4.3)%
Net assets, at end of year (000s)	$33,539		$32,712		$31,872		$33,438	$41,168

Ratio of gross expenses to average net assets (5)(7)	1.78%		1.95%		1.76%		1.75%	1.73%
Ratio of net expenses to average net assets (7)	1.78	% (6)	1.90	% (6)	1.76%		1.75%	1.73%
Ratio of net investment loss to average net assets (7)(8)	(0.73)%		(0.33)%		(0.70)%		(0.98)%	(1.00)%

Portfolio Turnover Rate	622%		789%		540%		352%	169%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment on the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived a portion of the Fund’s expenses for the year ended September 30, 2013, total return would have been lower.

(3)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 22.9%.

(4)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 20.9%.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Effective February 1, 2013, the Advisor has agreed to reimburse expenses in order to cap the Class A shares expenses. Please refer to Note 3 in the Notes to Financial Statements for further details.

(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

13

Empiric 2500 Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class C

	Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended	Ended
	September 30, 2014		September 30, 2013		September 30, 2012		September 30, 2011	September 30, 2010
Net asset value, beginning of year	$32.42		$26.55		$22.11		$23.46	$24.72

Activity from investment operations:
Net investment loss	(0.50	) (1)	(0.31	) (1)	(0.40)		(0.46)	(0.32)
Net realized and unrealized gain (loss) on investments	5.29		6.18		4.84		(0.89)	(0.94)
Total from investment operations	4.79		5.87		4.44		(1.35)	(1.26)
Less distributions from:
Net realized gains	(3.61)		—		—		—	—
Total distributions	(3.61)		—		—		—	—
Net asset value, end of year	$33.60		$32.42		$26.55		$22.11	$23.46
Total return (2)	15.12%		22.1	% (3)	20.1	% (4)	(5.8)%	(5.1)%
Net assets, at end of year (000s)	$2,164		$2,338		$2,179		$2,239	$2,337

Ratio of gross expenses to average net assets (5)(7)	2.53%		2.70%		2.51%		2.50%	2.48%
Ratio of net expenses to average net assets (7)	2.53	% (6)	2.65	% (6)	2.51%		2.50%	2.48%
Ratio of net investment loss to average net assets (7)(8)	(1.47)%		(1.08)%		(1.45)%		(1.73)%	(1.79)%

Portfolio Turnover Rate	622%		789%		540%		352%	169%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived a portion of the Fund’s expenses for the year ended September 30, 2013, total return would have been lower.

(3)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 22.0%.

(4)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 20.0%.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Effective February 1, 2013, the Advisor has agreed to reimburse expenses in order to cap the Class C shares expenses. Please refer to Note 3 in the Notes to Financial Statements for further details.

(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

14

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (“the Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). These financial statements include the following series: Empiric 2500 Fund, formerly the Empiric Core Equity Fund, (the “Fund”). The Trust currently consists of thirty-five series. The Fund is a separate diversified series of the Trust. Empiric Advisors, Inc. (the “Advisor”), acts as the investment advisor to the Fund. The Fund’s investment objective is capital appreciation.

The Fund offers two classes of shares: Class A and Class C shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Fund acquired all of the assets and liabilities of the Empiric Core Equity Fund (“Predecessor Fund”), a series of the Empire Funds, Inc., in a tax-free reorganization on April 5, 2013.

The following is a summary of significant accounting policies consistently followed by the Fund and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

a)          Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. Short- term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Fund’s Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are

15

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of September 30, 2014:

Assets		Level 2
		(Other Significant
Security	Level 1	Observable
Classifications (a)	(Quoted Prices)	Inputs)	Level 3	Totals
Common Stocks	$35,754,450	$—	$—	$35,754,450
Short-Term Investment	26,759	—	—	26,759
Total	$35,781,209	$—	$—	$35,781,209

(a)	As of and during the year ended September 30, 2014, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers into and out of any Level during the current period presented. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period. Refer to the Schedule of Investments for industry classification.

b)          Federal Income Tax - The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the year ended September 30, 2014 the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of September 30, 2014, the Fund did not incur any interest or penalties. As required, management has analyzed the Fund’s tax positions taken or expected to be taken on Federal income tax returns for all open tax years (years ended September 30, 2011, September 30, 2012, September 30, 2013, and September 30, 2014) and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax returns are presently in progress.

c)          Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date and are distributed on an annual basis.

d)          Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

e)          Other - Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)          Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)          Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

16

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

h)          Sales charges (loads) - A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Prior to November 1, 2013, investments in Class C shares were subject to a CDSC of 1.00% in the event of certain redemptions within one year following purchase. The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the year ended September 30, 2014, there were $49 in CDSC fees paid.

(2)	INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$231,819,499	$235,571,002

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The Fund has an investment advisory agreement (“Advisor Agreement”) with the Advisor, Empiric Advisors, Inc., pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.00% of the average daily net assets, such fee to be computed daily based upon daily average net assets of the Fund. The Advisor pays expenses incurred by it in connection with acting as investment manager to the Fund other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Advisor Agreement). The Advisor pays for all employees, office space and facilities required by it to provide services under the Advisor Agreement, with the exception of specific items of expense (as detailed in the Advisor Agreement). For the year ended September 30, 2014, investment advisory fees of $376,849 were incurred by the Fund.

Effective February 1, 2013, the Advisor has contractually agreed to reduce its management fee and/or reimburse the Fund so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, 12b-1 fees, acquired fund fees and expenses, and extraordinary expenses, do not exceed 1.73% of the Fund’s average daily net assets through January 31, 2016. This expense cap may not be terminated prior to this date except by the Board. Expenses reimbursed and/or fees reduced by the Advisor may be recouped by the Advisor for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limit.

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended September 30, 2014, the Fund incurred $42,658 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund and Catalyst Capital Advisors LLC (an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Interactive Brokers acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, Interactive Brokers received $154,964 in brokerage commissions from the Fund for the year ended September 30, 2014. Certain Officers and/or employees of the Manager have an affiliation with Interactive Brokers.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from the Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

An Officer of the Trust is also an employee of GFS, and is not paid any fees directly by the Trust for serving in such capacity.

17

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

Effective April 1, 2014 Trustees who are not “interested persons” as that term is defined in the 1940 Act, will be paid a quarterly retainer of $350 and will receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. Prior to April 1, 2014 Trustees received a quarterly retainer of $250. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the Funds of the Trust in which the meeting relates. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares. The “interested persons” of the Trust receive no compensation from the Fund. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Advisor for distribution related expenses.

On May 23, 2013, the Fund entered into an agreement with ReFlow Fund, LLC, a Delaware limited liability company (“ReFlow”). ReFlow provides assistance to mutual funds to overcome a perennial problem; covering redemptions without borrowing from a bank or selling off assets and paying the commissions and capital-gains taxes. In the event of a redemption, ReFlow provides cash in exchange for a position in the Fund, paying expenses and incurring market risk like any other shareholder. When redeeming ReFlow’s position within 14 days, the Fund can redeem ReFlow positions with a basket of up to 10 pre-determined securities.

For the year ended September 30, 2014, Interactive Brokers, an affiliated broker, received $176 in underwriter commissions from the sale of shares of the Empiric 2500 Fund.

(4)	TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the year ended September 30, 2014 was as follows:

Fiscal Year Ended
September 30, 2014
Ordinary Income	$3,700,038
Long-Term Capital Gain	1,743
$3,701,781

There were no distributions for the year ended September 30, 2013.

As of September 30, 2014, the components of undistributed earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$3,628,996	$479,246	$—	$—	$—	$(460,231)	$3,648,011

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gains, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for publicly traded partnerships.

18

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and return of capital distributions from corporations, resulted in reclassification for the year ended September 30, 2014 as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income (Loss)	Gains (Loss)
$298,189	$(298,189)

(5)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2014, Charles Schwab & Co., Inc. held 29.2% of the voting securities of the Fund, for the sole benefit of customers and may be deemed to control the Fund.

(6)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust
and the Shareholders of Empiric 2500 Fund

We have audited the accompanying statement of assets and liabilities of Empiric 2500 Fund (formerly Empiric Core Equity Fund), (the “Fund”), a series of shares of beneficial interest in Mutual Fund Series Trust, including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended September 30, 2012 were audited by other auditors whose report dated November 26, 2012, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Empiric 2500 Fund, as of September 30, 2014, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 25, 2014
20

Empiric 2500 Fund
Additional Information (Unaudited)
September 30, 2014

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Advisor Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

Consideration and Approval of Management Agreement with Empiric Advisors

The Board deliberated the approval of the Management Agreement between Empiric Advisors (“Empiric”) and the Trust on behalf of the Empiric Core Equity Fund (“Empiric Fund”). A Trustee referred the Board to the information contained in the Board meeting materials regarding the Empiric Fund. He stated that it is being proposed that the Empiric Core Equity Fund, a series of Empiric Funds, Inc. (the “Existing Fund”), reorganize as a series of the Trust. The Trustees discussed the proposed Management Agreement, noting that the Agreement was identical in all material respects to the advisory agreements for the other series of the Trust with the exception of the proposed fees.

In connection with their deliberations regarding approval of the Management Agreement with Empiric with respect to the Empiric Fund, the Trustees reviewed a report prepared by Empiric setting forth, and Empiric’s responses to, a series of questions regarding, among other things, the adviser’s past investment performance, Empiric proposed services to the Empiric Fund, comparative information regarding the Empiric Fund’s proposed fees and expenses, and the adviser’s anticipated profitability from managing the Empiric Fund (“Empiric 15(c) Response”). The Trustees noted that Empiric will receive some benefits from the 12b-1 fees, soft dollar payments and executing certain trades through its affiliated broker-dealer. The Trustees then discussed the implications of an advisor executing trades through an affiliated broker-dealer.

Because the Empiric Fund had not yet commenced operations, the Trustees could not consider the investment performance of the Empiric Fund. However, as to the investment performance of Empiric, the Board considered the performance of the Existing Fund relative to the S&P 500 Index for the one-year, five-year, ten-year and since inceptions periods ended September 20, 2012 provided in the Empiric 15c Response. The Board noted that the Existing Fund’s returns lagged those of the Index for the one-year and five-year periods but exceeded the returns of the Index for the ten-year and since inception period. The Board then discussed the good long-term performance of the Existing Fund and noted the explanation provided by the lead portfolio manager earlier in the meeting regarding the Existing Fund’s underperformance for the one-year and five-year periods and Empiric’s belief that its quantitative modeling will result in higher returns with less volatility. After further discussion, the Board determined that Empiric has the potential to deliver favorable returns.

21

Empiric 2500 Fund
Additional Information (Unaudited)(Continued)
September 30, 2014

As to Empiric’s business and the qualifications of its personnel, the Board reviewed the Empiric 15c Response and discussed the experience of its investment personnel. The Trustees considered Empiric’s duties under the terms of the Management Agreement and its experience managing the Existing Fund since 1995. Following discussion, the Trustees concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Empiric Fund under the proposed Management Agreement.

As to the costs of the services to be provided and the profits to be realized by Empiric, the Trustees reviewed Empiric’s estimates of profitability, its financial condition and the financial information provided by Empiric. The Trustees also considered Empiric’s agreement to waive fees and reimburse expense to the extent that the Fund’s total operating expenses exceed certain limits thereafter. Based on their review, the Trustees concluded that they were satisfied that Empiric’s expected level of profitability from its relationship with the Empiric Fund was not excessive.

As to comparative fees and expenses, the Trustees considered the management fee to be paid by the Empiric Fund and compared that fee to management fees paid by funds in a relevant peer group selected by the adviser and the average of funds in the Morningstar Mid Cap Blend category with less than $200 million in asset under management (“Narrowed Morningstar Category”). The Trustees also compared the estimated expense ratio of the New Fund reported by an officer of the Trust to be estimated at 1.77% with the expense ratios of the funds in the peer group and Narrowed Morningstar Category average. The Trustees noted that the Empiric Fund’s management fee and expense ratio was lower than the average of the peer group but higher than the Narrowed Morningstar Category averages. After further discussion, the Trustees concluded that the New Fund’s proposed management fee was acceptable in light of the active management strategy to be employed and other factors.

As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees agreed that breakpoints may be an appropriate way for Empiric to share the economies of scale with the Empiric Fund and its shareholders if the Empiric Fund experiences a substantial growth in assets. The Trustees concluded that the absence of breakpoints was acceptable under the circumstances, including the expense caps, the current size of the Fund, and the fact that the Fund is unlikely to experience significant growth in the next two years to warrant a breakpoint.

As a result of their deliberations, the Trustees, including the Independent Trustees, unanimously determined that approval of the Management Agreement was in the best interests of the Empiric Fund’s shareholders.

22

Empiric 2500 Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2014

As a shareholder of the Empiric 2500 Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Empiric 2500 Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 through September 30, 2014.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/14	9/30/14	4/1/14 – 9/30/14	4/1/14 – 9/30/14
Class A	$1,000.00	$1,017.00	$8.90	1.76%
Class C	1,000.00	1,013.00	12.62	2.50

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/14	9/30/14	4/1/14 – 9/30/14	4/1/14 – 9/30/14
Class A	$1,000.00	$1,016.24	$8.90	1.76%
Class C	1,000.00	1,012.53	12.61	2.50

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.
23

Empiric 2500 Fund
Trustees and Officers (Unaudited)
September 30, 2014

Disinterested Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Property, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/distributor of wine, from 2005 to 2011.	36	Variable Insurance Trust since 2010

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	36	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	36	Variable Insurance Trust since 2010
24

Empiric 2500 Fund
Trustees and Officers (Unaudited)(Continued)
September 30, 2014

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

Jerry Szilagyi 22 High Street Huntington, NY 11743 Year of Birth: 1962	Trustee, President	Trustee since 7/2006; President since 2/2012	Managing Member and Chief Compliance Officer, Catalyst Capital Advisors LLC, 1/2006-present; Member and Chief Compliance Officer, AlphaCentric Advisors LLC, 2/2014 to Present; President, MFund Distributors LLC, 10/2012-present; President, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998-present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	36	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007-2012; Senior Accounting Manager, Fixed Income, Dreyfus Corporation 2002 to 2007.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012; Mutual Fund Accounting Supervisor, Morgan Stanley, 1998-2007.	N/A	N/A
25

Empiric 2500 Fund
Trustees and Officers (Unaudited)(Continued)
September 30, 2014

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 – 2008).	N/A	N/A

Carol Spawn Desmond CCO Compliance Services, LLC 1140 Avenue of the Americas, 9th Floor New York, NY 10036 Year of Birth: 1957	Chief Compliance Officer	Since 9/2014	Managing Director, CCO Compliance Services, LLC, since 7/2014; Managing Director, SEC Compliance Consultants, Inc., since 7/2014 ; Counsel, Satterlee, Stephens, Burke & Burke LLP, 2006 -7/2014	N/A	N/A

Jennifer A. Bailey 22 High Street Huntington, NY 11743 Year of Birth: 1968	Secretary	Since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present; Attorney, Weiss & Associates, 12/2008 to 6/2010; Attorney, Law Offices of Thomas J. Bailey, 7/2007 to 12/2008; Consultant/Senior Counsel, BISYS Fund Services, 9/2002 to 7/2007.	N/A	N/A

Steve Troche 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1984	Assistant Secretary	Since 2/2013	Junior Paralegal, Gemini Fund Services, LLC, since 2012; Legal Assistant, Gemini Fund Services, LLC, 2011 to 2012; MetLife, Financial Services Representative, 2008 to 2010.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust and Variable Insurance Trust, a registered open-end investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the Fund advisor.
26

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228
27

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.
28

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

ADVISOR
Empiric Advisors, Inc.
500 N. Capital of Texas Highway
Building 8, Suite 150
Austin, TX 78746

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

ITEM 2. CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2014	2013
Empiric 2500 Fund	11,000	11,000

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2014	2013
Empiric 2500 Fund	2,000	2,000

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2014 and 2013 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2014 and 2013 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President,
Date: December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi
President
Date: December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff
Treasurer
Date: December 5, 2014